VIA EDGAR                                July 18, 2024
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    Symetra Resource Variable Account B ("Registrant") (File No. 811-04716)

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), Symetra Life Insurance Company (“SLIC”) on behalf of the Registrant, mailed to its contract owners the annual/semi-annual reports for the underlying management investment company listed below (the “Fund Company”). As required by Rule 30b2-1, this filing incorporates by reference the reports of the Fund Company(ies) listed below. SLIC understands that the Fund Companies have already filed these reports with the Securities and Exchange Commission.

Fund Company	1940 Act Registration No.
DFA Investment Dimensions Group, Inc.	811-03258

Some of the funds included in each Fund Company’s annual/semi-annual report filings may not be available under every contract offered by the Registrant.

If you have any questions regarding this filing, please contact me at (425) 256-8884.

Sincerely,

/s/ Rachel Dobrow Stone

Rachel Dobrow Stone
Senior Counsel